For period ending	January 31, 2013	If filing more than one
File number	811-8764	Page 32, “X” box: ☐

Y/N
77.	A.	Is the Registrant filing any of the following attachments with the current filing of Form N-SAR? (ANSWER FOR ALL SERIES AS A GROUP) __________________________________________	Y

NOTE: If answer is “Y” (Yes), mark those items below being filed as an attachment to this form or incorporated by reference.

	B.	Accountant’s report on internal control ___________________________________________	___

	C.	Matters submitted to a vote of security holders ____________________________________	N

	D.	Policies with respect to security investments _______________________________________	N

	E.	Legal proceedings _____________________________________________________________	N

	F.	Changes in security for debt ____________________________________________________	N

	G.	Defaults and arrears on senior securities __________________________________________	N

	H.	Changes in control of Registrant ________________________________________________	N

	I.	Terms of new or amended securities _____________________________________________	N

	J.	Revaluation of assets or restatement of capital share account ________________________	N

	K.	Changes in Registrant’s certifying accountant _____________________________________	N

	L.	Changes in accounting principles and practices ____________________________________	___

	M.	Mergers _____________________________________________________________________	N

	N.	Actions required to be reported pursuant to Rule 2a-7 ______________________________	N

	O.	Transactions effected pursuant to Rule 10f-3 ______________________________________	Y

	P.	Information required to be filed pursuant to existing exemptive orders _________________	N

Attachment Information (Cont. On Screen 39)

For period ending	January 31, 2013	If filing more than one
File number	811-8764	Page 32, “X” box: ☐

Attachment Information (Cont. from Screen 38)
				Y/N
77.	Q.	1.	Exhibits ________________________________________________________________	Y

		2.	Any information called for by instructions to sub-item 77Q2 ____________________	N

		3.	Any information called for by instructions to sub-item 77Q3 ____________________	N

SCREEN NUMBER: 39

79.	☐	List the “811” numbers and names of Registrant’s wholly-owned investment company subsidiaries consolidated in this report.

811 Number		Subsidiary Name

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764

SUB-ADVISORY AGREEMENT
Agreement made as of December 31, 2012 between UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS Global Americas"), a Delaware corporation, and RIVERBRIDGE PARTNERS, LLC ("Sub-Adviser"), a Minnesota limited liability company (the "Agreement").

RECITALS

(1) UBS Global Americas has entered into a Management Agreement dated as of August 1, 2008 ("Management Agreement") with PACE Select Advisors Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to PACE Small/Medium Co Growth Equity Investments ("Portfolio");

(2) UBS Global Americas is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global Americas and the Portfolio;

(3) UBS Global Americas desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global Americas and the Portfolio;

and

(4) The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global Americas and the Sub-Adviser agree as follows:

1. APPOINTMENT. UBS Global Americas hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISER.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by UBS Global Americas, and any written guidelines adopted by the Board or UBS Global Americas, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this
Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c) The Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and that shall be acceptable to the Board. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global Americas or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  UBS Global Americas recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, UBS Global Americas agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV”)) of Section 11(a)(l)(H) of the Securities Exchange Act of 1934.  In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global Americas, the Portfolio or the Trust. UBS Global Americas further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global Americas, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to Rule 31a-1(b)(2)(ii), (3), (5), (6), (7), (9) and (10) under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global Americas with such periodic and special reports as the Board or UBS Global Americas reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio or Segment are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio or Segment and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio or Segment upon request by the Trust.

(f) At such times as shall be reasonably requested by the Board or UBS Global Americas, the Sub-Adviser will provide the Board and UBS Global Americas with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global Americas any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3. FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global Americas; and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global Americas agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global Americas, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global Americas (other than UBS Financial Services Inc. and UBS Global Americas itself).

4. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global Americas.

5. COMPENSATION.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global Americas, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the
Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. UMITATION OF UABIUTY.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global Americas in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.
In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.
Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global Americas of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global Americas and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global Americas that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global Americas, the Sub-Adviser shall permit UBS Global Americas, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided UBS Global Americas with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC), and promptly will furnish a copy of all amendments to UBS Global Americas at least annually.

(d) The Sub-Adviser will notify UBS Global Americas of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(e) UBS Global Americas and the Sub-Adviser agree that neither of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.

8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. DURATION AND TERMINATION.

(a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities, unless UBS Global Americas has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolio's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global Americas: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global Americas, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days' written notice to UBS Global Americas. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolio's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. GOVERNING LAW. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global Americas upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global Americas will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019. All notices provided to the Sub-Adviser will be sent to the attention of: Mr. Rick D. Moulton, Riverbridge Partners, LLC, 1200 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402 (fax: 612-904-6250).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. 1285 Avenue of the Americas New York, NY 10019

/s/Eric Sanders	/s/Joseph J. Allessie
Name: Eric Sanders	Name: Joseph J. Allessie
Title: Director & Assoc GC	Title: Executive Director

Attest:	RIVERBRIDGE PARTNERS, LLC 1200 IDS Center 80 South Eighth Street Minneapolis, MN 55402

/s/Nancy Archer	/s/Rick Moulton
Name: Nancy Archer	Name: Rick Moulton
Title: Chief Compliance Officer	Title: Principal

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764

SUB-ADVISORY AGREEMENT

Agreement made as of December 31, 2012 between UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. ("UBS Global AM"), a Delaware corporation, and ANALYTIC INVESTORS, LLC. ("Sub-Adviser"), a Delaware limited liability company (the "Agreement").

RECITALS

(1) UBS Global AM has entered into a Management Agreement dated August 1, 2008 ("Management Agreement"), with PACE Select Advisors Trust (formerly known as Managed Accounts Services Portfolio Trust ("Trust")), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to PACE Alternative Strategies Investments ("Portfolio").

(2) UBS GLOBAL AM is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS GLOBAL AM and the Portfolio;

(3) UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets ("Segment") of the Portfolio; and

(4) The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:

1. APPOINTMENT. UBS Global AM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. DUTIES AS SUB-ADVISER.

(a) Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment.  The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

(b) The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the
Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c) The Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act"), and that shall be acceptable to the Board.

The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d) The Sub-Adviser agrees that, in placing orders with brokers, it will make reasonable efforts to obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or
Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Adviser's obligations to make reasonable efforts to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(l)(H) of the Securities Exchange Act of 1934. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust.  UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities.

(e) The Sub-Adviser will maintain all books and records required to be maintained pursuant to Rule 31a-1(b)(2)’(ii), (3), (5), (6), (7), (9) and (10) under the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of the Portfolio or Segment, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM reasonably may request. In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Portfolio or Segment are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Portfolio or Segment and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records which it maintains for the Portfolio or Segment upon request by the Trust.

(f) At such times as shall be reasonably requested by the Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3. FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc., UBS Global Asset Management (US) Inc. and UBS Global AM itself).

4. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM.

5. COMPENSATION.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.45% on assets up to $200 million, 0.40% on assets in excess of $200 million up to $400 million and 0.30% on assets in excess of $400 million of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Adviser's Segment.

(b) The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case maybe, shall be prorated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. LIMIT OF LIABILITY.

(a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.  In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by, the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating the Sub-Adviser's code of ethics and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser's code of ethics.

(c) The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV, as most recently filed with the Securities and Exchange Commission ("SEC), and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d) The Sub-Adviser will notify UBS Global AM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(e) UBS Global AM and the Sub-Adviser agree that neither of them nor any of their affiliates, will in any way refer directly or indirectly to their relationship with one another or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the other, which consent will be promptly provided and not unreasonably withheld.

8. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.  UBS Global AM and the Trust recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio or Segment so long as such advice or action is consistent with applicable law.

9. DURATION AND TERMINATION.

(a) This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolio's outstanding voting securities.

(b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days' written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, upon 120 days' written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to this Portfolio.

10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolio's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. GOVERNING LAW. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

13. NOTICES. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019 (fax: 212-882-5472). All notices provided to the Sub-Adviser will be sent to the attention of: Michael Brogan, Analytic Investors, LLC, 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013 (fax: 213-688-8856).

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019

By: /s/Eric Sanders	By: /s/Joseph J. Allessie
Name: Eric Sanders	Name: Joseph J. Allessie
Title: Director & Assoc. GC	Title: Executive Director

Attest:	Analytic Investors, LLC 555 West Fifth Street, 50th Floor Los Angeles, California 90013

By: /s/ Kathi Dutton	By: /s/Michael Brown
Name: Kathi Dutton	Name: Michael Brown
Title: CAO	Title: CFO & General Counsel

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764

Sub-Advisory Agreement
Agreement dated as of December 3, 2012 between UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, and First Quadrant, L.P., a Delaware Partnership ("Sub-Adviser") (the "Agreement").

Recitals

(1)            UBS Global AM has entered into a Management Agreement dated as of August 1, 2008 ("Management Agreement") with PACE® Select Advisors Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to the PACE Alternative Strategies Investments
("Portfolio");

(2)           UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets ("Equitized Global Macro Segment") of the Portfolio; and

(3)           The Sub-Adviser is willing to furnish such services;

Now, therefore, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Appointment. UBS Global AM hereby appoints the Sub-Adviser as an investment Sub-Adviser with respect to the Portfolio or Equitized Global Macro Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.
(a)           Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM, the Sub-Adviser will provide a continuous investment program for the Portfolio or Equitized Global Macro Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Equitized Global Macro Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Equitized Global Macro Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Equitized Global Macro Segment. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trust's custodian such information as UBS Global Americas and the Trust's custodian may reasonably request relating to all transactions conceming the Portfolio or Equitized Global Macro Segment.

(b)           The Sub-Adviser agrees that it will not consult with any other Sub-Adviser ("Other Sub-Adviser") for the Trust or Portfolio concerning any transaction by the Portfolio or Equitized Global Macro Segment in securities or other assets, including (i) the purchase by the Portfolio or Equitized Global Macro Segment of a security issued by the Other SubAdviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Equitized Global Macro Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)           Unless otherwise instructed by UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Equitized Global Macro Segment. The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy Voting
Policy for inclusion in the Trust's registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)           The Sub-Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of the Portfolio or Equitized Global Macro Segment, the Sub-Adviser may, in its discretion, use brokers who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Equitized Global Macro Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Equitized Global Macro Segment and its other clients and that the total commissions paid by the Portfolio or Equitized Global Macro Segment will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders of the assets of the Portfolio or Equitized Global Macro Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Equitized Global Macro Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Equitized Global Macro Segment.

Subject to the Sub-Adviser's obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio and the Trust or with any broker-dealer deemed to be an affiliate of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934, and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trusts policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global Americas with periodic reports describing such agency cross transactions.

Subject to any other written instructions of UBS Global AM or the Trust, the Sub-Adviser is hereby appointed UBS Global AM's and the Trust's agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Portfolio or Equitized Global Macro Segment, provided that, the Sub-Adviser's actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and the Sub-Adviser's duties and obligations under this Agreement and the Trust's governing documents.

(e)           The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Equitized Global Macro Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

(f)           At such times as shall be reasonably requested by the Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Equitized Global Macro Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(g)           In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting in the fair valuation of all portfolio securities and will use its reasonable efforts to arrange for the provision of a price(s) from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global Americas to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the "Securities Act"), and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and UBS Global AM; and will comply with the applicable requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the rules under each, the Code, and all other applicable federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; provided, however, that the Sub-Adviser's duty under this Agreement to act in conformity with any document, instruction or guideline produced by the Trust or UBS Global AM shall not arise until it has been delivered to the Sub-Adviser. Any changes to the objectives, policies and restrictions will make due allowance for the time within which the Sub-Adviser shall have to come into compliance. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.).

In order to assist the Trust and the Trust's Chief Compliance Officer (the "Trust CCO") to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Adviser's chief compliance officer (the "Sub-Adviser CCO"), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Equitized Global Macro Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a- 1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Adviser's management of the Portfolio or Equitized Global Macro Segment.

The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO's performance of the Trust CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Equitized Global Macro Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Equitized Global Macro Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Equitized Global Macro Segment. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities
Laws.

The Sub-Adviser will provide UBS Global AM with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Portfolio or Equitized Global Macro Segment and any changes in the portfolio managers responsible for the Portfolio or Equitized Global Macro Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global Americas or the Trust for costs associated with generating and distributing any supplement or amendment to the Prospectuses or SAls for any Fund (“Supplement”) when the Sub-Adviser is given a copy of a draft of such Supplement at least five business days ahead of the due date and fails to promptly disclose to the Adviser facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Prospectuses or SAls in time for such disclosure or amendments to disclosure to be included in such Supplement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a)           For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.567% of the average daily net assets of the Portfolio or Equitized Global Macro Segment that the Sub-Adviser manages (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Equitized Global Macro Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Adviser's Equitized Global Macro Segment.

(b)           The fee shall be computed daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)           For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d)           If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

6. Limitation of Liabilitv.

(a)           The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)           In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio.
In particular, in the event the Sub-Adviser shall manage only a portion of the Portfolio's Equitized Global Macro Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Equitized Global Macro Segment of the Portfolio managed by the Sub-Adviser are such that such Equitized Global Macro Segment would not be in such violation or fail to so qualify if such Equitized Global Macro Segment were deemed a separate series of the Trust or separate "regulated investment company" under the Code, unless such violation was due to the Sub-Adviser's failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c)           The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission ("SEC") and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)           The Sub-Adviser will notify UBS Global AM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

(e)           The Sub-Adviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than the UBS Global Americas, the Trust's custodian, or other persons expressly designated by UBS Global Americas.

8. Services Not Exclusive. The Sub-Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to or with the Trust, Portfolio or UBS Global AM or deemed to violate or give rise to any duty or obligation of the Sub-Adviser to the Trust, Portfolio or UBS Global AM except as otherwise imposed by law or by this Agreement.

9. Duration and Termination.

(a)           This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities; unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolio's outstanding voting securities.

(b)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)           Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days' written notice to the Sub-Adviser.  This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM: (i) upon 120 days' written notice to the Sub-Adviser; (ii) immediately upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days' written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolio's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11. Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12. Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities. Such information may also be disclosed to the Board, counselor third party service providers in the ordinary course of business.

13. Use of Name.

(a)           It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the UBS Global AM and only so long as the UBS Global AM is Manager to the Trust and/or the Fund.

(b)           It is understood that the name First Quadrant, L.P. or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Fund have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Fund. Upon termination of this Agreement, the Company shall forthwith cease to use such names (or derivatives or logo).

14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person." "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of the General Counsel. All notices provided to the
Sub-Adviser will be sent to the attention of First Quadrant Client Service.

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019

By: /s/Eric Sanders	By: /s/Mabel Lung
Name: Eric Sanders	Name: Mabel Lung
Title: Director	Title: Managing Director

Attest:	First Quadrant, L.P. 800 E. Colorado Blvd, Suite 900 Pasadena, CA 91101

By: /s/Sharon Nakayoshi	By: /s/Jeffrey T. Shimamoto
Name: Sharon Nakayoshi	Name: Jeffrey T. Shimamoto
Title: Client Service Manager	Title: Chief Compliance Officer

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764

SUB-ADVISORY AGREEMENT
Agreement dated as October 16, 2012 between UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, and Lee Munder Capital Group, LLC ("Sub- Adviser"), a Delaware Limited Liability Company (the "Agreement").

RECITALS

(1)           UBS Global AM has entered into a Management Agreement dated as of August 1, 2008 ("Management Agreement"), with PACE® Select Advisors Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to PACE® International Emerging Markets Equity Investments ("Portfolio"); and

(2)           UBS Global AM is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global AM and the Portfolio;

(3)           UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets ("Segment") of the Portfolio; and

(4)            The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:

1. Appointment. UBS Global AM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a)            Subject to the supervision and direction of the Trust's B0ard of Trustees (the "Board") and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Coden). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trust's custodian such information as UBS Global AM and the Trust's custodian may reasonably request relating to all transactions concerning the Portfolio or Segment.

UBS Global AM hereby designates and appoints the Sub-Adviser as its and the Portfolio's limited purpose agent and attorney-in-fact, without further prior approval of UBS Global AM (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Portfolio, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Portfolio or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Portfolio on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Portfolio is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act and a "Qualified Institutional Buyer" as defined in Rule 144A (a) (1) (i) under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Portfolio except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by UBS Global AM or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL") at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels.

(b)            The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)           Unless otherwise instructed by UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment.  The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)           The Sub-Adviser agrees that upon the request of UBS Global AM or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Portfolio or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep UBS Global AM fully informed about any such actions that it intends to take.

(e)            The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part n of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV”)) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder. In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. SubAdviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global AM with periodic reports describing such agency cross transactions. UBS Global AM understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Portfolio is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from UBS Global AM, and that the failure to terminate such authorization will result in its continuation.

(f)           The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM may request.

(g)           At such times as shall be reasonably requested by the Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)           In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and UBS Global AM in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global AM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3. Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and UBS Global AM, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.).

In order to assist the Trust and the Trust's Chief Compliance Officer (the "Trust CCO") to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Adviser's management of the Portfolio or Segment.
The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO's performance of the Trust CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Segment.  At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Trust Compliance Procedures.

The Sub-Adviser will promptly provide UBS Global AM with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry, unless prohibited by law, injunction, regulatory notice, or other restriction, the violation of which would expose LMCG to prosecution or litigation.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC”)).

4. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM, except as otherwise specifically provided herein.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global AM or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to UBS Global AM facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a)            For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Advisers Segment.

(b)           The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c) For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.

(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a)            The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b) In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser.  Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this
Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c)           The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)           The Sub-Adviser will notify UBS Global AM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e)           The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.

(f)           The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than UBS Global AM, the Trust's custodian, or other persons expressly designated by UBS Global AM. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by UBS Global AM, the Trust, their affiliates or agents.

8.           Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a)           This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolio's outstanding voting securities.

(b)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)           Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub- Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Portfolio.

10.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolio's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.           Governing Law. This Agreement shall be construed in accordance with the 1940 Act andthe laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.           Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13.           Use of Name.

(a)           It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of UBS Global AM and only so long as UBS Global AM is Manager to the Trust and/or the Portfolio.

(b)           It is understood that the name Lee Munder Capital Group, LLC or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Portfolio have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Portfolio. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15.           Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, bye-mail, or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019. All notices provided to the Sub-Adviser will be sent to the attention of: Director of Client Service, lee Munder Capital Group, LLC, 200 Clarendon Street, 28th Floor, Boston, MA 02116.

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019

By: /s/Eric Sanders	By: /s/Joseph J. Allessie
Name: Eric Sanders	Name: Joseph J. Allessie
Title: Director & Associate GC	Title: Executive Director

Attest:	Lee Munder Capital Group, LLC 200 Claredon Street – T28 Boston, MA 02116

By: /s/Joseph Tower	By: /s/K. Swan
Name: Joseph Tower	Name: K Swan
Title: CFO, CCO	Title: CEO

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764

SUB-ADVISORY AGREEMENT

Agreement dated as of October 2, 2012 between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation, and Roxbury Capital Management, LLC (“Sub- Adviser”), a Delaware Limited Liability Company (the “Agreement”).

RECITALS

(1)           UBS Global AM has entered into a Management Agreement dated as of August 1, 2008 (“Management Agreement”), with PACE Select Advisors Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act"), with respect to PACE Large Co Growth Equity Investments ("Portfolio"); and

(2)           UBS Global AM is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global AM and the Portfolio;

(3)           UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets ("Segment") of the Portfolio; and

(4)           The Sub-Adviser is willing to furnish such services;

Now therefore, in consideration of the premises and mutual covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:

1. Appointment. UBS Global AM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a)           Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trust's custodian such information as UBS Global AM and the Trust's custodian may reasonably request relating to all transactions concerning the Portfolio or Segment.

UBS Global AM hereby designates and appoints the Sub-Adviser as its and the Portfolio's limited purpose agent and attorney-in-fact, without further prior approval of UBS Global AM (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Portfolio, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Portfolio or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Portfolio on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Portfolio is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act and a "Qualified Institutional Buyer" as defined in Rule 144A (a) (1) (i) under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Portfolio except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by UBS Global AM or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

(b)           The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)           Unless otherwise instructed by UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment.  The Sub-Adviser further agrees that it will adopt written proxy voting procedures that shall comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"), and that shall be acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)           The Sub-Adviser agrees that upon the request of UBS Global AM or the Board, Sub-Adviser shall exercise the rights incident to the securities held by the Portfolio or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep UBS Global AM fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account. UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder.  In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global AM with periodic reports describing such agency cross transactions. UBS Global AM understands that the authority of the Sub-Adviser to execute agency Cross Transactions for the Portfolio is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from UBS Global AM, and that the failure to terminate such authorization will result in its continuation.

(f)           The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act, and will furnish the Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM may request.

(g)           At such times as shall be reasonably requested by the Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)           In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and UBS Global AM in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of the Sub-Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global AM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3.           Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and UBS Global AM, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.). In order to assist the Trust and the Trust's Chief Compliance Officer (the "Trust CCO") to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose  under the Trust Compliance Procedures that related to the Sub-Adviser's management of the Portfolio or Segment.

The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Adviser's policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the "Sub-Adviser Compliance Procedures"), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO's performance of the Trust CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Procedures in managing the Portfolio or Segment, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Portfolio or Segment.  At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Trust Compliance Procedures.

The Sub-Adviser will promptly provide UBS Global AM with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

The Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission (“SEC”)).

4.           Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM, except as otherwise specifically provided herein.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global Americas or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) for when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to UBS Global AM facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a)           For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.25% on the first $200 million and 0.20% on assets in excess of $200 million of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Adviser's Segment.

(b)           The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)           For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fees, but the Sub-Adviser is under no obligation to do so.
(d) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a)           The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)           In no event will the Sub-Adviser have any responsibility for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Advisers failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)            The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17jl(c)(1) and all other records relevant to the Sub-Adviser's code of ethics.

(c)           The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)           The Sub-Adviser will notify UBS Global AM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e)           The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.

(f)           The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than UBS Global AM, the Trust's custodian, or other persons expressly designated by UBS Global AM. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by UBS Global AM, the Trust, their affiliates or agents.

8.           Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.           Duration and Termination.

(a)           This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolio's outstanding voting securities.

(b)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)           Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub- Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Portfolio.

10.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolio's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.           Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.  To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.           Confidentiality. The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

13.           Use of Name.

(a)           It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of UBS Global AM and only so long as UBS Global AM is Manager to the Trust and/or the Portfolio.

(b)           It is understood that the name Roxbury Capital Management, LLC or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Portfolio have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Portfolio. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

15.           Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019. All notices provided to the Sub-Adviser will be sent to the attention of: 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343. In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019

By: /s/Eric Sanders	By: /s/Joseph J. Allessie
Name: Eric Sanders	Name: Joseph J. Allessie
Title: Director	Title: Executive Director

Attest:	Roxbury Capital Management, LLC 6001 Shady Oak Road #200 Minnetonka, MN 55343

By: /s/Jennifer Singson	By: /s/Brian C. Beh
Name: Jennifer Singson	Name: Brian C. Beh
Title: Portfolio Accounting Manager	Title: President & CEO

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764

SUB-ADVISORY AGREEMENT

Agreement dated as of October 5, 2012 between UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation, and J.P. Morgan Investment Management Inc. ("Sub- Adviser"), a corporation existing under the laws of the State of Delaware (the "Agreement").

RECITALS

(1)           UBS Global AM has entered into a Management Agreement dated as of August 1, 2008 ("Management Agreement"), with PACE® Select Advisors Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (,,1940 Act"), with respect to PACE® Large Co Growth Equity Investments ("Portfolio");
and

(2)           UBS Global AM is authorized to retain one or more sub-advisers to furnish certain investment advisory services to UBS Global AM and the Portfolio;

(3)           UBS Global AM desires to retain the Sub-Adviser to furnish certain investment advisory services to UBS Global AM and the Portfolio or a designated portion of the assets ("Segment") of the Portfolio; and

(4)           The Sub-Adviser is willing to furnish such services;
Now therefore, in consideration of the premises and mutual covenants herein contained, UBS Global AM and the Sub-Adviser agree as follows:

1.           Appointment. UBS Global AM hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the Portfolio or Segment for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser.

(a)           Subject to the supervision and direction of the Trust's Board of Trustees (the "Board") and review by UBS Global AM, and any written guidelines adopted by the Board or UBS Global AM the Sub-Adviser will provide a continuous investment program for the Portfolio or Segment, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Portfolio or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Portfolio or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for the Portfolio or Segment. The Sub-Adviser understands that the Portfolio's assets need to be managed so as to permit the Portfolio to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement"). The Sub-Adviser, on each business day, shall provide UBS Global AM and the Trust's custodian such information as UBS Global AM and the Trust's custodian may reasonably request relating to all transactions concerning the Portfolio or Segment.

UBS Global AM hereby designates and appoints the Sub-Adviser as its and the Portfolio's limited purpose agent and attorney-in-fact, without further prior approval of UBS Global AM (except as expressly provided for herein or as may be required by law) to make and execute, in the name and on behalf of the Portfolio, all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder. By way of example and not by way of limitation, in connection with any purchase for the Portfolio or Segment of securities or instruments that are not registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Sub-Adviser shall have the full power and authority, among other things, to: (i) commit to purchase such securities for the Portfolio on the terms and conditions under which such securities are offered; (ii) execute such account opening and other agreements, instruments and documents (including, without limitation, purchase agreements, subscription documents, ISDA and other swap and derivative documents), and make such commitments, as may be required in connection with the purchase and sale of such securities or instruments; (iii) represent that the Portfolio is an "accredited investor" as defined in Rule 501 (a) of Regulation D under the Securities Act and a "Qualified Institutional Buyer" as defined in Rule 144A (a) (1) (i) under the Securities Act; and (iv) commit that such securities will not be offered or sold by the Portfolio except in compliance with the registration requirements of the Securities Act or an exemption therefrom. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by UBS Global AM or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

When investing in non-US securities, the Sub-Advisor is responsible for identifying and complying with all applicable laws and regulations of the jurisdiction in which the security is traded. The Sub-Advisor shall use the degree of care, diligence and skill that a reasonably prudent investment manager would exercise under the circumstances not to establish or add to existing positions in securities that are subject to any applicable foreign ownership limits or levels ("FOL") at a time when it is reasonably foreseeable that such purchases will have to be sold due to FOL limits or levels applicable to the Sub-Adviser or, on a stand-alone basis, to the portion of the Portfolio managed by the Sub-Adviser.

(b)           The Sub-Adviser agrees that it will not consult with any other sub-adviser ("Other Sub-Adviser") for the Trust or Portfolio concerning any transaction by the Portfolio or Segment in securities or other assets, including (i) the purchase by the Portfolio or Segment of a security issued by the Other Sub-Adviser, or an affiliate of the Other Sub-Adviser, to the Trust or Portfolio except as permitted by the 1940 Act or (ii) transactions by the Portfolio or Segment in any security for which the Other Sub-Adviser, or its affiliate, is the principal underwriter.

(c)           Unless otherwise instructed by UBS Global AM or the Trust, the Sub-Adviser agrees that it will be responsible for voting proxies of issuers of securities held by the Portfolio or Segment.  The Sub-Adviser represents that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended ("Advisers Act") ("Proxy Voting Policy"). The parties agree that the Sub-Adviser's obligation under this sub-paragraph to vote proxies is subject to the fulfillment of the condition that the Proxy Voting Policy is acceptable to the Board. The Sub-Adviser shall also provide its Proxy Voting Policy, and if requested by UBS Global AM, a summary of such Proxy Voting Policy for inclusion in the Trust's registration statement, and will provide UBS Global AM with any material amendment to the Proxy Voting Policy within a reasonable time after such amendment has taken effect. The Sub-Adviser further agrees that it will provide the Board on or before August 1st of each year, or more frequently as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period ending June 30, or such other period as the Board may designate, in a format that shall comply with the 1940 Act and that shall be acceptable to the Board.

(d)           The Sub-Adviser agrees that upon the request of UBS Global AM or the Board, Sub-Adviser shall provide reasonable assistance to the Portfolio's custodian in the exercise of the rights incident to the securities held by the Portfolio or Segment in the context of a bankruptcy or other reorganization. The Sub-Adviser further agrees that it will keep UBS Global AM fully informed about any such actions that it intends to take.

(e) The Sub-Adviser agrees that it will place orders with brokers in accordance with best execution policies, taking into account best price as an important factor in this decision, provided that, on behalf of the Portfolio or Segment, the Sub-Adviser may, in its discretion, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser's determination in good faith that such commission is reasonable in in relation to the value of the brokerage and research services provided by such broker or dealer in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Portfolio or Segment and its other clients and that the total commissions paid by the Portfolio or Segment will be reasonable in relation to the benefits to the Portfolio or Segment over the long term. In no instance will portfolio securities be purchased from or sold to UBS Global AM or the Sub-Adviser, the Trust's principal underwriter, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of the Portfolio or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Portfolio or Segment and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.  UBS Global AM recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Segment.

Subject to the Sub-Adviser's obligations to seek best execution, UBS Global AM agrees that the Sub-Adviser, in its sole discretion, may place transactions on behalf of the Portfolio or Segment and the Trust with any broker-dealer deemed to be an affiliate (including affiliated FCMs) of the Sub-Adviser (the "Affiliated Broker-Dealers") so long as such transactions are effected in conformity with the requirements (including any applicable exemptions and administrative interpretations set forth in Part II of the Sub-Adviser's Form ADV Registration Statement on file with the Securities and Exchange Commission ("Form ADV")) of Section 11(a)(1)(H) of the Securities Exchange Act of 1934 (the "1934 Act"), and in compliance with Rules 17e-1 or 10f-3 under the 1940 Act or other applicable rules and the Trust's policies and procedures thereunder.  In all such dealings, the Affiliated Broker-Dealers shall be authorized and entitled to retain any commissions, remuneration or profits which may be made in such transactions and shall not be liable to account for the same to UBS Global AM, the Portfolio or the Trust. In the event Sub-Adviser becomes affiliated (as deemed under the federal securities laws) with a broker-dealer during the term of this Agreement, Sub-Adviser shall obtain the approval of the Trust's Board of Trustees prior to commencement of transactions with such broker-dealer on behalf of the Portfolio or the Trust.

UBS Global AM further authorizes the Sub-Adviser and its Affiliated Broker-Dealers to execute agency cross transactions (the "Cross Transactions") on behalf of the Portfolio and the Trust. Cross Transactions are transactions which may be effected by the Affiliated Broker-Dealers acting for both the Portfolio or the Trust and the counterparty to the transaction. Cross Transactions enable the Sub-Adviser to purchase or sell a block of securities for the Portfolio or the Trust at a set price and possibly avoid an unfavorable price movement that may be created through entrance into the market with such purchase or sale order. As such, the Sub-Adviser believes that Cross Transactions can provide meaningful benefits for the Portfolio and the Trust and its clients generally. UBS Global AM, the Portfolio and the Trust should be aware, however, that in a Cross Transaction an Affiliated Broker-Dealer will be receiving commissions from both sides of the trade and, therefore, there is a potentially conflicting division of loyalties and responsibilities. Sub-Adviser shall effect such Cross Transactions in compliance with Rule 206(3)-2 under the Advisers Act, Rule 17a-7 under the 1940 Act, and any other applicable provisions of the federal securities laws and shall provide UBS Global AM with periodic reports describing such Cross Transactions. UBS Global AM understands that the authority of the Sub-Adviser to execute Cross Transactions for the Portfolio is terminable at will without penalty, effective upon receipt by the Sub-Adviser of written notice from UBS Global AM, and that the failure to terminate such authorization will result in its continuation.

The Sub-Advisor agrees and represents that it will not engage in any principal transactions with affiliates of the Sub-Advisor or UBS Global AM except as permitted by the 1940 Act.

(f)           The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Portfolio or Segment, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request; provided, however, that Sub-Adviser may retain copies of such records to the extent necessary to comply with applicable law or regulation. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31 a-2 under the 1940 Act the records required to be maintained under Rule 31 a-1 under the 1940 Act, and will furnish the
Board and UBS Global AM with such periodic and special reports as the Board or UBS Global AM may request.

(g)           At such times as shall be reasonably requested by the Board or UBS Global AM, the Sub-Adviser will provide the Board and UBS Global AM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of the Portfolio or Segment and make available to the Board and UBS Global AM any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)           In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board and UBS Global AM in the fair valuation of all portfolio securities in the Portfolio or Segment and will use its reasonable efforts to assist the Portfolio's custodian in obtaining sources (independent of the Sub-Adviser) for a price or prices for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for the Trust or UBS Global AM to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3.           Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will seek to act in conformity with the Trust's Trust Instrument, By-Laws and Registration Statement, the Trust's policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the "Trust Compliance Procedures") and with the written instructions and written directions of the Board and UBS Global AM, and will comply with the requirements of the 1940 Act, and the Advisers Act, and the rules under each, the Code, and all other federal and state laws and regulations applicable to the Trust and the Portfolio. UBS Global AM agrees to provide to the Sub-Adviser copies of the Trust's Trust Instrument, By-Laws, Registration Statement, Trust's Compliance Procedures, written instructions and directions of the Board and UBS Global AM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available. UBS Global AM further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with UBS Global AM (other than UBS Financial Services Inc. and UBS Global Asset Management (US) Inc.).

In order to assist the Trust and the Trust's Chief Compliance Officer (the "Trust CCO") to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Adviser's chief compliance officer and/or other senior compliance personnel, as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Portfolio or Segment; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1 (e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Adviser's management of the Portfolio or Segment.

The Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with Rule 206(4)-7 under the Advisers Act ("Sub-Adviser Compliance Program") and shall promptly provide the Trust CCO with copies of: (i) the Sub-Adviser Compliance Program, and (ii) any material changes to the Sub-Adviser Compliance Program. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO's performance of the Trust CCO's responsibilities under Rule 38a-1 to review, evaluate and report to the Trust's Board on the operation of the Sub-Adviser Compliance Program, and shall promptly report to the Trust CCO any material violations of the Sub-Adviser Compliance Program involving the Portfolio or Segment. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Adviser's compliance with the Sub-Adviser Compliance Program in managing the Portfolio or Segment, and (ii) certifications that there were no material violations of Sub-Adviser Compliance Program involving the Sub-Adviser that affected the Portfolio or Segment. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with any applicable Federal Securities Laws, subject to such interpretations as may be contained in the Trust Compliance Procedures.

The Sub-Adviser will promptly provide UBS Global AM with information (including information that is required to be disclosed in the Trust's registration statement) with respect to the portfolio managers responsible for the Portfolio or Segment and any changes in the portfolio managers responsible for the Portfolio or Segment.

To the extent permitted by law, regulation or regulatory requirement, the Sub-Adviser will promptly notify UBS Global AM of any pending investigation, material litigation, administrative proceeding or any other Significant regulatory inquiry of the Sub-Adviser.

The Sub-Adviser will cooperate promptly and fully with UBS Global AM and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Portfolio or UBS Global AM brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the Securities and Exchange Commission ("SEC")).

4.           Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Portfolio or UBS Global AM, except as otherwise specifically provided herein.

Upon request by UBS Global AM, Sub-Adviser agrees to reimburse UBS Global AM or the Trust for costs associated with generating and distributing any Registration Statement (as defined herein) when the Sub-Adviser is given a copy of a draft of such Registration Statement and fails to promptly disclose to UBS Global AM facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Portfolio's Registration Statement in time for such disclosure or amendments to disclosure to be included in such Registration Statement. The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

5. Compensation.

(a)           For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, UBS Global AM, not the Portfolio, will pay to the Sub-Adviser a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Portfolio or Segment allocated to its management (computed in the manner specified in the Management Agreement), and will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of the assets of the Portfolio within the Sub-Adviser's Segment.

(b)           The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)           For those periods in which UBS Global AM has agreed to waive all or a portion of its management fee, UBS Global AM may ask the Sub-Adviser to waive the same proportion of its fee, but the Sub-Adviser is under no obligation to do so.

(d)           If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion which such period bears to the full month in that such effectiveness or termination occurs.

6. Limitation of Liability.

(a)           The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, the Trust or its shareholders or by UBS Global AM in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)           In no event will the Sub-Adviser have any responsibility under this Agreement for any other portfolio of the Trust, for any portion of the Portfolio not managed by the Sub-Adviser or for the acts or omissions of any Other Sub-Adviser to the Trust or Portfolio. In particular, in the event the Sub-Adviser shall manage only a Segment of the Portfolio, the Sub-Adviser shall have no responsibility for the Portfolio's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Portfolio as a whole or for the Portfolio's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment of the Portfolio managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such Segment were deemed a separate series of the Trust or a separate regulated investment company under the Code, unless such violation was due to the Sub-Adviser's failure to comply with written guidelines adopted by the Board or UBS Global AM and provided to the Sub-Adviser.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7. Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify UBS Global AM of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide UBS Global AM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Agreement is in effect, a duly authorized officer of the Sub-Adviser shall certify to UBS Global AM that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of UBS Global AM, with respect to violations of the Sub-Adviser's code of ethics affecting the Portfolio or Segment, the Sub-Adviser shall permit UBS Global AM, its employees or its agents to examine the reports (or summaries of reports) required to be made by the Sub-Adviser pursuant to Rule 17j-1 (c)(1) evidencing enforcement of the Sub-Adviser's code of ethics.

(c)           The Sub-Adviser has provided UBS Global AM with a copy of its Form ADV, as most recently filed with the SEC, and promptly will furnish a copy of all amendments to UBS Global AM at least annually.

(d)The Sub-Adviser will notify UBS Global AM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Sub-Adviser, in each case prior to or as soon after such change as possible.

(e) The Sub-Adviser agrees that neither it nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Portfolio, UBS Global AM or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of UBS Global AM.

(f) The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust's portfolio holdings to any person or entity other than UBS Global AM, the Trust's custodian, or other persons expressly designated by UBS Global AM. The Sub-Adviser further represents that it implemented policies and procedures to prevent it, its employees and agents from trading on the basis of any material non-public information provided by UBS Global AM, the Trust, their affiliates or agents. UBS Global AM acknowledges that the Sub-Adviser manages other accounts, which may include other mutual funds, that follow the same investment strategy as the Portfolio and that those other accounts may have different portfolio holdings disclosure policies. The Sub-Adviser hereby represents that any such disclosure by Sub-Adviser does not and will not indicate that the Portfolio follows the same strategy.

8.           Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and except as the Sub-Adviser may otherwise agree in writing, the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9. Duration and Termination.

(a)           This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities, unless UBS Global AM has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Portfolio's outstanding voting securities.

(b)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio.

(c)           Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 30 days written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by UBS Global AM; (i) upon 120 days written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Agreement; or (iii) immediately if, in the reasonable judgment of UBS Global AM, the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub- Adviser or other circumstances that could adversely affect the Portfolio. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on 120 days written notice to UBS Global AM. This Agreement will terminate automatically in the event of its assignment or upon termination of the Investment Advisory Agreement, as it relates to this Portfolio.

10.           Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Independent Trustees, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Portfolio's outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify the Agreement without such vote).

11.           Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

12.           Confidentiality.

(a)           The Sub-Adviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders. The Sub-Adviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state or other regulatory authorities.

(b)           Neither UBS Global AM nor the Portfolio shall disclose information of a confidential nature regarding the Sub-Adviser acquired in consequence of this Agreement except for information required to be provide to service providers to the Portfolio or if required or requested by federal, state or other regulatory authorities.

(c)           Notwithstanding the provisions of 12(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Portfolio or the Segment (including, but not limited to, the identity of UBS Global AM or the Portfolio and market value of the Portfolio or the Segment), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Portfolio or the Segment in accordance with the terms of this Agreement., provided that such market counterparty acts in accordance with the rules and regulations applicable to it in dealing with such information.

13.           Use of Name.

(a)           It is understood that the names UBS and PACE or any derivative thereof or logo associated with that name is the valuable property of UBS Global AM and/or its affiliates, and that Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of UBS Global AM and only so long as UBS Global AM is Manager to the Trust and/or the Portfolio.

(b)           It is understood that the name J.P. Morgan Investment Management, Inc., J.P. Morgan Asset Management, or JPMorgan Chase & Co. or any derivative thereof or logo associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Portfolio have the right to use such names (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a Sub-Adviser to the Portfolio. Upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivatives or logo).

14.           Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ an affiliate or other third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement, but the Sub-Adviser's liability to UBS Global AM or the Portfolio shall not be affected thereby. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about UBS Global AM and the Portfolio or Segment to any such affiliate or other third party for the purposes of this paragraph, provided that such affiliate or other third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, negligence or misconduct caused by such third party

15.           Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms majority of the outstanding voting securities, affiliated person, interested person, assignment, broker, investment adviser, net assets, sale, sell and security shall have the same meanings as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

16.           Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or UBS Global AM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to UBS Global AM will be sent to the attention of: General Counsel, UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019. All notices provided to the Sub-Adviser will be sent to the attention of: J.P. Morgan Investment Management Inc., 4 New York Plaza - 10th Fl., New York,
NY 10004-2413, Attention: Scott Moritz.

In witness whereof, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019

By: /s/Eric Sanders	By: /s/Joseph J. Allessie
Name: Eric Sanders	Name: Eric Sanders
Title: Director & Assoc. Gen. Counsel	Title: Executive Director

By: /s/Teresa Coutsouradis	By: /s/Scott Moritz
Name: Teresa Coutsouradis	Name: Scott Moritz
Title: Associate	Title: Vice President

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Large Co Growth Equity Investments
Name of Adviser or Sub-Adviser:			Marsico Capital Management, LLC
1.	Issuer:	American International Group
2.	Date of Purchase:	September 11, 2012	3.	Date offering commenced:	September 11, 2012
4.	Underwriter(s) from whom purchased:		Please see attached
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities, LLC
6.	Aggregate principal amount or number of shares purchased:				162,609 shares
7.	Aggregate principal amount or total number of shares offered:				553,846,153 shares
8.	Purchase price per unit or share (net of fees and expenses):				$32.50
9.	Initial public offering price per unit or shares:		$32.50
10.	Commission, spread or profit:	0.375%	$0.121875
11.	Have the following conditions been satisfied?				YES	NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Erin Blaylock	Date:	October 4, 2012
Print Name:		Erin Blaylock

Marsico Capital Management
COMMISSION REPORT
From 09-11-2012 to 09-11-2012

Sort Category: Broker

Name: PACE Large Co Growth Equity Investments

				Shares			Principal		Comm Per Share		Gross Comm
	Date	B/S	Symbol	Actual	Implied	Price	Actual	Implied	Actual	Implied	Actual	Implied	Portfolio	Purpose
Atlantic Equities	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Banco Santander Banespa SA	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

Bank of New York	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Barclays Capital	09/11/2012	B	aig		6234	32.5		202605		0.07312		455.86	5800	Secondary
TOTAL					6234			202605			0	455.86

Blaylock & Partners LP	09/11/2012	B	aig		176	32.5		5720		0.07312		12.87	5800	Secondary
TOTAL					176			5720			0	12.87

BNP Paribas Securities Corp	09/11/2012	B	aig		5269	32.5		171242.5		0.07313		385.3	5800	Secondary
TOTAL					5269			171242.5			0	385.3

C.L. King & Associates, Inc.	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

CastleOak Securities, L.P.	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Citigroup Global Markets	09/11/2012	B	aig		22162	32.5		720265		0.07313		1620.6	5800	Secondary
TOTAL					22162			720265			0	1620.6

Credit Suisse	09/11/2012	B	aig		5268	32.5		171210		0.07312		385.22	5800	Secondary
TOTAL					5268			171210			0	385.22

Deutsche Bank	09/11/2012	B	aig		22162	32.5		720265		0.07313		1620.6	5800	Secondary
TOTAL					22162			720265			0	1620.6

Dowling & Partners	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Drexel & Hamilton	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Goldman Sachs	09/11/2012	B	aig		22162	32.5		720265		0.07313		1620.6	5800	Secondary
TOTAL					22162			720265			0	1620.6

HSBC	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

ING Financial Markets	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

J.P. Morgan Chase	09/11/2012	B	aig		22163	32.5		720297.5		0.0731		1620.12	5800	Secondary
TOTAL					22163			720297.5			0	1620.12

Keefe Bruyette & Woods	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Lebenthal & Co., LLC	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Loop Capital Markets	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Macquarie Securities	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

MFR Securities	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Mischler Financial	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Mizuho Securities	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Morgan Stanley	09/11/2012	B	aig		6234	32.5		202605		0.07312		455.86	5800	Secondary
TOTAL					6234			202605			0	455.86

Muriel Siebert	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Natixis	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Nomura Securities International	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

PNC INVESTMENTS LLC	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Ramirez & Co.	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

Raymond James Global	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

RBC Capital Markets	09/11/2012	B	aig		6234	32.5		202605		0.07312		455.86	5800	Secondary
TOTAL					6234			202605			0	455.86

RBS ABN AMRO	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

Scotiabank	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

SG Americas	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

SMBC Nikko Capital Markets Limited	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Standard Chartered	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

Sterne Agee & Leach, Inc.	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Stifel Nicolaus and Company	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

Toussaint Capital Partners, LLC	09/11/2012	B	aig		545	32.5		17712.5		0.07312		39.85	5800	Secondary
TOTAL					545			17712.5			0	39.85

U.S. Bancorp Investments, Inc.	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

Unicredit Capital Markets, Inc.	09/11/2012	B	aig		1089	32.5		35392.5		0.07312		79.63	5800	Secondary
TOTAL					1089			35392.5			0	79.63

Wells Fargo Securities	09/11/2012	B	aig		6234	32.5		202605		0.07312		455.86	5800	Secondary
TOTAL					6234			202605			0	455.86

Williams Capital Group	09/11/2012	B	aig		2283	32.5		74197.5		0.07312		166.94	5800	Secondary
TOTAL					2283			74197.5			0	166.94

GRAND TOTAL											0	11890.13

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Small/Medium Co Growth Equity Investments
Name of Adviser or Sub-Adviser:			Palisade Capital Management, L.L.C.
1.	Issuer:	Palo Alto Networks, Inc.
2.	Date of Purchase:	July 19, 2012	3.	Date offering commenced:	July 19, 2012
4.	Underwriter(s) from whom purchased:		Morgan Stanley
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:				189
7.	Aggregate principal amount or total number of shares offered:				4,687,259
8.	Purchase price per unit or share (net of fees and expenses):				$7,938.00
9.	Initial public offering price per unit or shares:		$42.00
10.	Commission, spread or profit:	%	$1.764/sh
11.	Have the following conditions been satisfied?				YES	NO
	a.	The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.			X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.	The securities were purchased at a price not more than the price paid by each other purchaser in the offering.			X
	d.	The underwriting was a firm commitment underwriting.			X
	e.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.			X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Judith C. Keilp	Date:	September 26, 2012
Print Name:		Judith C. Keilp		Amended

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Eligible Foreign Securities

Fund:		PACE International Emerging Markets Equity Investments
Name of Adviser or Sub-Adviser:			William Blair & Co.
1.	Issuer:	IHH Healthcare Bhd
2.	Date of Purchase:	July 12, 2012	3.	Date offering commenced:	July 12, 2012
4.	Underwriter(s) from whom purchased:		Deutsche Securities Asia
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS AG/Singapore
6.	Aggregate principal amount or number of shares purchased:				199,300 shares
7.	Aggregate principal amount or total number of shares offered:				1.331B shares
8.	Purchase price per unit or share (net of fees and expenses):				2.8MYR
9.	Initial public offering price per unit or shares:		2.8MYR
10.	Commission, spread or profit:	1.0%
11.	Have the following conditions been satisfied?				YES	NO
	a.	The offering is subject to regulation by a foreign financial regulatory authority			X
	b.	The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).			X
c.
Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
X
	d.	The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.			X
	e.	If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past twelve months.			N/A	N/A
f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to the existing security holders).
X
	h.	The underwriting was a firm commitment underwriting.			X
	i.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	j.	The issuers of the securities and any predecessor have been in continuous operation for not less than three years.			X
k.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investments discretion did not exceed 25% of the principal amount of the offering.
X
	l.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Jeff Urbina	Date:	September 7, 2012
Print Name:		Jeff Urbina

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Eligible Foreign Securities

Fund:		PACE International Emerging Markets Equity Investments
Name of Adviser or Sub-Adviser:			Mondrian Investment Partners Limited
1.	Issuer:	Grupo Financiero Santander Mexico, S.A.B de C.V.
2.	Date of Purchase:	September 26, 2012	3.	Date offering commenced:	September 26, 2012
4.	Underwriter(s) from whom purchased:		Merrill Lynch
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				11,000,000 shares
7.	Aggregate principal amount or total number of shares offered:				273,966,985 shares
8.	Purchase price per unit or share (net of fees and expenses):				$12.1849
9.	Initial public offering price per unit or shares:		$12.1849
10.	Commission, spread or profit:	$0.15354
11.	Have the following conditions been satisfied?				YES	NO
	a.	The offering is subject to regulation by a foreign financial regulatory authority			X
	b.	The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).			X
c.
Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
X
	d.	The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.			X
	e.	If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past twelve months.			N/A	N/A
f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to the existing security holders).
X
	h.	The underwriting was a firm commitment underwriting.			X
	i.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	j.	The issuers of the securities and any predecessor have been in continuous operation for not less than three years.			X
k.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investments discretion did not exceed 25% of the principal amount of the offering.
X
	l.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/John L. Barrett	Date:	October 31, 2012
Print Name:		John L. Barrett

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Eligible Foreign Securities

Fund:		PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:			Rogge Global Partners Plc
1.	Issuer:	Royal Bank of Scotland Group Plc
2.	Date of Purchase:	September 11, 2012	3.	Date offering commenced:	September 11, 2012
4.	Underwriter(s) from whom purchased:		Royal Bank of Scotland Plc
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				US$649,629.50
7.	Aggregate principal amount or total number of shares offered:				US$1,998,860,000
8.	Purchase price per unit or share (net of fees and expenses):				US$99.943
9.	Initial public offering price per unit or shares:		US$99.943
10.	Commission, spread or profit:	0.25%	$1624
11.	Have the following conditions been satisfied?				YES	NO
	a.	The offering is subject to regulation by a foreign financial regulatory authority			X
	b.	The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).			X
c.
Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
X
	d.	The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.			X
	e.	If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past twelve months.			N/A	N/A
f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to the existing security holders).
X
	h.	The underwriting was a firm commitment underwriting.			X
	i.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	j.	The issuers of the securities and any predecessor have been in continuous operation for not less than three years.			X
k.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investments discretion did not exceed 25% of the principal amount of the offering.
X
	l.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		/s/Sukhjivan Singh	Date:	October 9, 2012
Print Name:		Sukhjivan Singh

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	eBay Inc.
2.	Date of Purchase:	July 19, 2012	3.	Date offering commenced:	July 19, 2012
4.	Underwriter(s) from whom purchased:		J.P. Morgan Securities LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities, LLC
6.	Aggregate principal amount or number of shares purchased:				$269,646.30*
*This number represents the principal amount of $270,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$998,690,000**
**This number represents the principal amount of $1,000,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$99.869
9.	Initial public offering price per unit or shares:		$99.869
10.	Commission, spread or profit:	0.45%
11.	Have the following conditions been satisfied?				YES	NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering.	X
	d.			The underwriting was a firm commitment underwriting.	X
	e.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	f.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Artemis Brannigan			Date:	August 9, 2012
Print Name:	Artemis Brannigan, Portfolio Compliance

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Rule 144A Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	New York Life Global Funding
2.	Date of Purchase:	July 19, 2012	3.	Date offering commenced:	July 19, 2012
4.	Underwriter(s) from whom purchased:		Credit Suisse Securities (USA) LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities, LLC
6.	Aggregate principal amount or number of shares purchased:				$1,543,624.95*
*This number represents the principal amount of $1,545,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$599,466,000**
**This number represents the principal amount of $600,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$99.911
9.	Initial public offering price per unit or shares:		$99.911
10.	Commission, spread or profit:	0.148%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X
	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers) (“QIBs”).	X
	c.			The securities are reasonably believed to be eligible for resale to other QIBs.	X
d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X
	f.			The underwriting was a firm commitment underwriting.	X
	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
X
	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Artemis Brannigan			Date:	August 9, 2012
Print Name:	Artemis Brannigan, Portfolio Compliance

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	General Dynamics Corporation
2.	Date of Purchase:	November 1, 2012	3.	Date offering commenced:	November 1, 2012
4.	Underwriter(s) from whom purchased:		J.P. Morgan Securities LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares purchased:				$517.816.00*
*This number represents the principal amount of $520,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$497,900,000**
**This number represents the principal amount of $500,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$99.58
9.	Initial public offering price per unit or shares:		$99.58
10.	Commission, spread or profit:	0.875%
11.	Have the following conditions been satisfied?				YES	NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering.	X
	d.			The underwriting was a firm commitment underwriting.	X
	e.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	f.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	December 6, 2012
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Registered Domestic Securities and Government Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	Verizon Communications
2.	Date of Purchase:	November 2, 2012	3.	Date offering commenced:	November 2, 2012
4.	Underwriter(s) from whom purchased:		Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				$749,212.50*
*This number represents the principal amount of $750,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$1,749,737,500**
**This number represents the principal amount of $1,750,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$99.895
9.	Initial public offering price per unit or shares:		$99.895
10.	Commission, spread or profit:	0.450%
11.	Have the following conditions been satisfied?				YES	NO
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X
b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	c.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering.	X
	d.			The underwriting was a firm commitment underwriting.	X
	e.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	f.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	December 6, 2012
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Rule 144A Securities

Fund:		PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:		Blackrock Financial Management, Inc.
1.	Issuer:	Turlock Corporation
2.	Date of Purchase:	November 14, 2012	3.	Date offering commenced:	November 14, 2012
4.	Underwriter(s) from whom purchased:		Morgan Stanley & Co LLC
5.	“Affiliated Underwriter” managing or participating in syndicate:				PNC Capital Markets, LLC, UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:				$847,144.00*
*This number represents the principal amount of $850,000 times the offering price.
7.	Aggregate principal amount or total number of shares offered:				$1,594,624,000.00**
**This number represents the principal amount of $1,600,000,000 times the offering price.
8.	Purchase price per unit or share (net of fees and expenses):				$99.664
9.	Initial public offering price per unit or shares:		$99.664
10.	Commission, spread or profit:	0.650%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.	X
	b.			The securities are sold to persons reasonably believed to be “qualified institutional buyers) (“QIBs”).	X
	c.			The securities are reasonably believed to be eligible for resale to other QIBs.	X
d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
	e.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.	X
	f.			The underwriting was a firm commitment underwriting.	X
	g.			The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
	h.			The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X
i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercised investment discretion did not exceed 25% of the principal amount of the offering.
X
	j.			No Affiliated Underwriter benefited directly or indirectly from the purchase.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Cynthia McCullough			Date:	December 12, 2012
Print Name:	Cynthia McCullough, Portfolio Compliance

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Municipal Securities

Fund:		PACE Municipal Fixed Income Investments
Name of Adviser or Sub-Adviser:		Bank of Mellon Corp (Standish Mellon)
1.	Issuer:	PA State Econ Unemployment Comp Series B
2.	Date of Purchase:	October 3, 2012	3.	Date offering commenced:	October 3, 2012
4.	Underwriter(s) from whom purchased:		Bank of America
5.	“Affiliated Underwriter” managing or participating in syndicate:				BNY Mellon Capital Markets, LLC
6.	Aggregate principal amount or number of shares purchased:				2,052,225
7.	Aggregate principal amount or total number of shares offered:				1,286,416,719
8.	Purchase price per unit or share (net of fees and expenses):				117.27
9.	Initial public offering price per unit or shares:		117.27
10.	Commission, spread or profit:	0.35%
11.	Have the following conditions been satisfied?				YES	NO
	a.			The securities are “municipal securities” as defined in Section 3(a)(29) of the Securities Exchange Act of 1934.	X
	b.			The securities were purchased prior to the end of the first day on which any sales are made.	X
	c.			The securities were purchased at a price not more than the price paid by each other purchaser in the offering.	X
	d.			The underwriting was a firm commitment underwriting.	X
	e.			The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X
f.
The securities are sufficiently liquid such that they can be sold at or near their carrying value within a reasonably short period of time and either (i)are subject to no greater than moderate credit risk or (ii) if the issuer, or entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including any predecessor), the securities are subject to a minimal or law amount of credit risk.
X
g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X
	h.			No purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Daniel Rabasco Standish			Date:	January 11, 2013
Print Name:	Daniel Rabasco Standish

For period ending	January 31, 2013	Exhibit 77Q1
File number	811-8764	Exhibit 77O

Form 10f-3
Eligible Foreign Offering

Fund:		PACE Strategic Fixed Income Investments (Account 887)
Name of Adviser or Sub-Adviser:			PIMCO
1.	Issuer:	Export-Import Bank Korea (cusip 302154BE8)
2.	Date of Purchase:	November 14, 2012	3.	Date offering commenced:	November 14, 2012
4.	Underwriter(s) from whom purchased:		JP Morgan Chase Bank NA
5.	“Affiliated Underwriter” managing or participating in syndicate:				UBS AG, Hong Kong
6.	Aggregate principal amount or number of shares purchased:				598,944 in Account 887
7.	Aggregate principal amount or total number of shares offered:				998,240,000
8.	Purchase price per unit or share (net of fees and expenses):				99.82400
9.	Initial public offering price per unit or shares:		99.82400
10.	Commission, spread or profit:		Issue spread 98.00bp vs. T O 3/8 11/15
11.	Have the following conditions been satisfied?				YES	NO
	a.	The offering is subject to regulation by a foreign financial regulatory authority			X
	b.	The securities are offered at a fixed price to all purchasers in the offering (except for any rights that are required by law to be granted to existing security holders).			X
c.
Financial statements of the issuer, prepared and audited in accordance with the standards of the appropriate foreign regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.
X
	d.	The issuer is a foreign government, a foreign national or an entity organized under the laws of a foreign country.			X
	e.	If the answer to (d) is no, the issuer is a reporting company in the U.S. and has made all required filings during the past twelve months.			N/A	N/A
f.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X
g.
The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchase required by law to be granted to the existing security holders).
X
	h.	The underwriting was a firm commitment underwriting.			X
	i.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.			X
	j.	The issuers of the securities and any predecessor have been in continuous operation for not less than three years.			X
k.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investments discretion did not exceed 25% of the principal amount of the offering.
X
	l.	No Affiliated Underwriter benefited directly or indirectly from the purchase.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms in particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		Alyssa Soto	Date:	January 3, 2013
Print Name:		Denis Kholev